SL GREEN REALTY CORP.

FIRST QUARTER 2025 SUPPLEMENTAL DATA

March 31, 2025

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, debt investing, financing, development, redevelopment, construction and leasing.
As of March 31, 2025, the Company held interests in 55 buildings totaling 30.8 million square feet. This included ownership interests in 27.2 million square feet in Manhattan buildings and 2.8 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, occupancy, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2025 that will be included on Form 10-Q to be filed on or before May 12, 2025.

Supplemental Information	2	First Quarter 2025

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	25

Derivative Summary Schedule	26

Lease Liability Schedule	27

Debt and Preferred Equity Investments	28	-	30

Selected Property Data
Property Portfolio	31	-	35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity	38	-	39
Lease Expirations	40	-	42

Summary of Real Estate Acquisition/Disposition Activity	43	-	47

Non-GAAP Disclosures and Reconciliations	48

Analyst Coverage	51

Executive Management	52

Supplemental Information	3	First Quarter 2025

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
CMBS Investments - Investments in commercial mortgage-backed securities.
Consolidated securitization vehicle - CMBS securitization trusts for which the terms of our investment and special servicing assignment give us the ability to direct the activities that could significantly impact the trust's economic performance
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition of a property.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge. The calculation of fixed charge coverage for purposes of our credit facility covenants is governed by the terms of the credit facility.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	First Quarter 2025

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2025 are as follows:

Added to Same-Store in 2025:	Removed from Same-Store in 2025:
7 Dey Street	10 East 53rd Street (interest acquired)
760 Madison Avenue - Retail
15 Beekman Street
245 Park Avenue
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and/or economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	First Quarter 2025

FIRST QUARTER 2025 HIGHLIGHTS Unaudited

NEW YORK, April 16, 2025 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended March 31, 2025 of $21.1 million, or $0.30 per share, as compared to a net income of $13.1 million, or $0.20 per share, for the same quarter in 2024.
The Company reported FFO for the quarter ended March 31, 2025 of $106.5 million or $1.40 per share, inclusive of $25.0 million, or $0.33 per share, of income related to the expected resolution of a commercial mortgage investment and net of $3.1 million, or $0.04 per share, of negative non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $215.4 million, or $3.07 per share, for the same period in 2024, which included $141.7 million, or $2.02 per share, of gain on discounted debt extinguishment at 2 Herald Square and $5.1 million, or $0.07 per share, of positive non-cash fair value adjustments on mark-to-market derivatives.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, increased by 2.6% for the first quarter of 2025, or 2.4% excluding lease termination income, as compared to the same period in 2024.
During the first quarter of 2025, the Company signed 45 office leases in its Manhattan office portfolio totaling 602,105 square feet. The average rent on the Manhattan office leases signed in the first quarter of 2025 was $83.75 per rentable square foot with an average lease term of 9.8 years and average tenant concessions of 9.4 months of free rent with a tenant improvement allowance of $94.35 per rentable square foot. Twenty-four leases comprising 361,131 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $82.29 per rentable square foot, representing a 3.1% decrease over the previous fully escalated rents on the same office spaces. The Company has a current, active pipeline of prospective leases of more than 1.1 million square feet.
Occupancy in the Company's Manhattan same-store office portfolio was 91.8% as of March 31, 2025, consistent with the Company's expectations, inclusive of 791,538 square feet of leases signed but not yet commenced, as compared to 92.4% at the end of the previous quarter. The Company expects to increase Manhattan same-store office occupancy, inclusive of leases signed but not yet commenced, to 93.2% by December 31, 2025.
Significant leasing activity in the first quarter includes:
•Early renewal and expansion with Newmark & Company Real Estate for 144,418 square feet at 125 Park Avenue;
•Expansion lease with IBM for 92,663 square feet at One Madison Avenue;
•Renewal with M. Shanken Communications, Inc. for 38,652 square feet at Worldwide Plaza;
•Expansion lease with Ares Management LLC for 38,074 square feet at 245 Park Avenue;
•Early renewal with Brixmor Operating Partnership for 18,655 square feet at 100 Park Avenue;
•New leases of 18,128 square feet and 16,643 square feet with Sichenzia Ross Ferrance Carmel LLP and Lankler Siffert & Wohl LLP, respectively, at 1185 Avenue of the Americas; and
•New lease with Phillips Lytle LLP for 17,320 square feet at 810 Seventh Avenue.

Supplemental Information	6	First Quarter 2025

FIRST QUARTER 2025 HIGHLIGHTS Unaudited

Investment Activity
In April, together with its joint venture partner, the Company closed on the sale of 85 Fifth Avenue for a gross asset valuation of $47.0 million. The transaction generated net proceeds to the Company of $3.2 million.
In January, the Company closed on the previously announced acquisition of 500 Park Avenue for $130.0 million. The Company financed the acquisition with a new $80.0 million mortgage, which has a term of up to 5 years, as fully extended, and bears interest at a floating rate of 2.40% over Term SOFR. The Company swapped the mortgage to a fixed rate of 6.57% through February 2028.
In April, the Company exercised its purchase option and closed on the acquisition of its partner's 49.9% interest in 100 Park Avenue for cash consideration of $14.9 million.
During the first quarter of 2025, the Company closed on six Giorgio Armani Residences at 760 Madison Avenue. The transactions generated net proceeds to the Company of $93.3 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity portfolio was $537.6 million at March 31, 2025, including $219.4 million representing the Company's share of the preferred equity investment in 625 Madison Avenue that is accounted for as an unconsolidated joint venture. The portfolio had a weighted average current yield of 7.5% as of March 31, 2025, or 8.7% excluding the effect of $63.0 million of investments that are on non-accrual.
During the first quarter of 2025, the Company invested $28.3 million in real estate debt and commercial mortgage-backed securities ("CMBS").
Special Servicing and Asset Management Activity
The Company's special servicing business has active assignments totaling $4.8 billion with an additional $10.9 billion for which the Company has been designated as special servicer on assets that are not currently in special servicing. Since inception, the Company's cumulative special servicing and asset management appointments total $25.2 billion.
ESG Highlights
The Company was recognized as a GRESB Sector Leader in the Mixed-Use Residential Real Estate sector, earning a Green Star designation and a 5-star rating.
The Company was recognized in USA TODAY 2025 ranking of America’s Climate Leaders, leading the way in cutting greenhouse gas emissions. This designation reflects our ongoing commitment to sustainability, transparency, and meaningful climate action.
The Company ranked in the 95th percentile of global peer set assessed by S&P CSA (DJSI) and listed as a Sustainability Yearbook Member for the fourth consecutive year. Out of the more than 7,800 companies assessed in 2024, only 712 are recognized.

Supplemental Information	7	First Quarter 2025

FIRST QUARTER 2025 HIGHLIGHTS Unaudited

Dividends
In the first quarter of 2025, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.2575 per share, which were paid in cash on February 18, March 17 and April 15, 2025;
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period January 15, 2025 through and including April 14, 2025, which was paid in cash on April 15, 2025, and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, April 17, 2025, at 2:00 p.m. ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register-conf.media-server.com/register/BIdde2e541628a4c588c74cb1d1871805d.

Supplemental Information	8	First Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(0.30)	$0.13	$(0.21)	$(0.04)	$0.20
Funds from operations (FFO) available to common stockholders - diluted	$1.40	$1.81	$1.13	$2.05	$3.07

Common Share Price & Dividends
Closing price at the end of the period	$57.70	$67.92	$69.61	$56.64	$55.13
Closing high price during period	$68.38	$81.13	$72.21	$57.38	$55.13
Closing low price during period	$55.58	$66.24	$54.99	$48.32	$42.45
Annual dividend per common share	$3.09	$3.09	$3.00	$3.00	$3.00

FFO dividend payout ratio (trailing 12 months)	47.4%	37.3%	43.6%	43.7%	48.8%
Funds available for distribution (FAD) dividend payout ratio (trailing 12 months)	75.6%	52.3%	53.1%	54.2%	63.8%

Common Shares & Units
Common shares outstanding	71,016	71,097	65,235	64,814	64,806
Units outstanding	5,010	4,510	4,474	4,299	4,417
Total common shares and units outstanding	76,026	75,607	69,709	69,113	69,223

Weighted average common shares and units outstanding - basic	74,527	70,654	67,999	68,740	68,767
Weighted average common shares and units outstanding - diluted	76,333	72,915	69,733	70,180	70,095

Market Capitalization
Market value of common equity	$4,386,700	$5,135,227	$4,852,443	$3,914,560	$3,816,264
Liquidation value of preferred equity/units and redeemable equity	426,016	426,064	396,730	396,730	396,500
Consolidated debt	3,876,727	3,621,024	3,833,798	3,639,892	3,801,378
Consolidated market capitalization	$8,689,443	$9,182,315	$9,082,971	$7,951,182	$8,014,142
SLG share of unconsolidated JV debt	6,033,918	6,027,862	6,876,416	6,866,190	7,087,348
Market capitalization including SLG share of unconsolidated JVs	$14,723,361	$15,210,177	$15,959,387	$14,817,372	$15,101,490

Consolidated debt service coverage (trailing 12 months)	3.49x	3.80x	3.36x	3.26x	2.82x
Consolidated fixed charge coverage (trailing 12 months)	2.83x	3.08x	2.72x	2.63x	2.32x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.83x	1.91x	1.73x	1.69x	1.59x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.66x	1.74x	1.58x	1.54x	1.44x

Supplemental Information	9	First Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024

Selected Balance Sheet Data
Real estate assets before depreciation	$6,678,906	$6,607,741	$6,289,894	$6,264,757	$6,260,955
Investments in unconsolidated joint ventures	$2,712,582	$2,690,138	$2,871,683	$2,895,399	$2,984,786
Debt and preferred equity investments	$318,189	$303,726	$293,924	$290,487	$352,347
Cash and cash equivalents	$180,133	$184,294	$188,216	$199,501	$196,035
Investment in marketable securities	$12,295	$22,812	$16,522	$16,593	$10,673

Total assets	$11,410,623	$10,470,099	$10,216,072	$9,548,652	$9,764,292

Consolidated fixed rate & hedged debt	$3,367,361	$3,257,474	$3,287,898	$3,039,399	$3,040,885
Consolidated variable rate debt	509,366	363,550	485,000	540,000	650,000
Consolidated ASP debt	—	—	60,900	60,493	110,493
Total consolidated debt	$3,876,727	$3,621,024	$3,833,798	$3,639,892	$3,801,378
Deferred financing costs, net of amortization	(15,275)	(14,242)	(12,903)	(14,304)	(15,875)
Total consolidated debt, net	$3,861,452	$3,606,782	$3,820,895	$3,625,588	$3,785,503

Total liabilities	$6,972,478	$5,915,143	$6,135,743	$5,358,337	$5,521,908

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$8,827,482	$8,711,539	$8,975,687	$8,720,916	$8,418,284
Variable rate debt, including SLG share of unconsolidated JV debt (1)	509,366	363,550	732,761	785,013	1,429,640
ASP debt, including SLG share of unconsolidated ASP JV debt	573,797	573,797	1,001,766	1,000,153	1,040,802
Total debt, including SLG share of unconsolidated JV debt	$9,910,645	$9,648,886	$10,710,214	$10,506,082	$10,888,726

Selected Operating Data
Property operating revenues	$163,019	$156,930	$156,933	$150,632	$141,504
Property operating expenses	(99,385)	(89,129)	(86,701)	(84,759)	(81,619)
Property NOI	$63,634	$67,801	$70,232	$65,873	$59,885
SLG share of unconsolidated JV Property NOI	113,876	118,072	122,936	117,506	116,741
Property NOI, including SLG share of unconsolidated JV Property NOI	$177,510	$185,873	$193,168	$183,379	$176,626
SUMMIT Operator revenue	22,534	38,571	36,437	32,602	25,604
Investment income, including SLG share of unconsolidated JV	21,032	10,463	10,089	7,911	7,403
Interest income from real estate loans held by consolidated securitization vehicles, net	2,009	2,905	1,441	—	—
Other income, including SLG share of unconsolidated JV	23,518	31,805	26,894	35,077	17,162
Gain on early extinguishment of debt, including SLG share of unconsolidated JV	—	25,985	—	48,482	141,664
SUMMIT Operator expenses	(21,764)	(28,792)	(37,901)	(23,188)	(21,858)
Transaction costs, including SLG share of unconsolidated JVs	(295)	(138)	(171)	(76)	(16)
Marketing general & administrative expenses	(21,724)	(22,827)	(21,015)	(20,032)	(21,313)
Income taxes	653	2,324	1,406	1,230	606
EBITDAre	$228,512	$246,169	$210,348	$265,385	$325,878

(1) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	First Quarter 2025

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024

Selected Operating Data
Property operating revenues	$158,037	$151,614	$151,886	$145,369	$136,869
Property operating expenses	87,410	77,371	73,841	73,436	70,223
Property NOI	$70,627	$74,243	$78,045	$71,933	$66,646

Other income - consolidated	$5,551	$4,157	$2,967	$2,270	$2,136

SLG share of property NOI from unconsolidated JVs	$113,627	$117,958	$123,401	$117,384	$116,617

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	16	15	14	14	14
Unconsolidated office buildings in service	9	9	10	10	10
	25	24	24	24	24

Consolidated office buildings in service - square footage	9,788,852	9,587,441	8,753,441	8,753,441	8,753,441
Unconsolidated office buildings in service - square footage	12,175,149	12,175,149	13,009,149	13,009,149	13,009,149
	21,964,001	21,762,590	21,762,590	21,762,590	21,762,590

Same-Store office occupancy inclusive of leases signed not yet commenced	91.8%	92.4%	89.7%	89.2%	88.4%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	27	24	29	30	31
Renewal leases commenced	9	10	17	12	19
Total office leases commenced	36	34	46	42	50

Commenced office square footage filling vacancy	388,305	133,978	179,200	195,953	109,576
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	283,236	1,015,833	540,288	211,251	280,879
Total office square footage commenced	671,541	1,149,811	719,488	407,204	390,455

Average starting cash rent psf - office leases commenced	$84.80	$80.72	$106.76	$96.79	$75.11
Previous escalated cash rent psf - office leases commenced (3)	$88.34	$71.18	$95.44	$100.86	$76.02
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	(4.0)%	13.4%	11.9%	(4.0)%	(1.2)%
Average lease term	9.1	10.5	10.5	11.9	7.0
Tenant concession packages psf	$109.37	$102.30	$103.37	$105.17	$52.48
Free rent months	9.5	11.8	11.5	10.0	7.3

(1) Property data for operating buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	First Quarter 2025

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,450,892	$1,357,041	$1,134,432	$1,134,432	$1,150,681
Building and improvements	3,828,638	3,862,224	3,781,403	3,743,316	3,729,884
Building leasehold and improvements	1,399,376	1,388,476	1,374,059	1,365,423	1,358,851
	6,678,906	6,607,741	6,289,894	6,243,171	6,239,416
Less: accumulated depreciation	(2,174,667)	(2,126,081)	(2,084,755)	(2,041,102)	(2,005,893)
Net real estate	4,504,239	4,481,660	4,205,139	4,202,069	4,233,523

Other real estate investments:
Debt and preferred equity investments, net (1)	318,189	303,726	293,924	290,487	352,347
Investment in unconsolidated joint ventures	2,712,582	2,690,138	2,871,683	2,895,399	2,984,786

Assets held for sale, net	—	—	—	21,615	21,586
Cash and cash equivalents	180,133	184,294	188,216	199,501	196,035
Restricted cash	156,895	147,344	126,909	116,310	122,461
Investment in marketable securities	12,295	22,812	16,522	16,593	10,673
Tenant and other receivables	48,074	44,055	53,628	41,202	38,659
Related party receivables	18,630	26,865	13,077	8,127	12,229
Deferred rents receivable	264,982	266,428	266,606	266,596	267,969
Deferred costs, net	114,317	117,132	105,646	107,163	109,296
Right-of-use assets - operating leases	860,449	865,639	870,782	875,878	880,926
Real estate loans held by consolidated securitization vehicles	1,599,291	709,095	713,218	—	—
Other assets	620,547	610,911	490,722	507,712	533,802

Total Assets	$11,410,623	$10,470,099	$10,216,072	$9,548,652	$9,764,292

(1) This balance excludes a $219.4 million preferred equity investment included in the Investment in unconsolidated joint ventures line item.

Supplemental Information	12	First Quarter 2025

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Liabilities
Mortgages and other loans payable	$2,036,727	$1,951,024	$1,648,798	$1,649,892	$1,701,378
Unsecured term loans	1,150,000	1,150,000	1,250,000	1,250,000	1,250,000
Unsecured notes	100,000	100,000	100,000	100,000	100,000
Revolving credit facility	490,000	320,000	735,000	540,000	650,000
Deferred financing costs	(15,275)	(14,242)	(12,903)	(14,304)	(15,875)
Total debt, net of deferred financing costs	3,761,452	3,506,782	3,720,895	3,525,588	3,685,503
Accrued interest payable	18,473	16,527	22,825	20,083	23,217
Accounts payable and accrued expenses	123,256	122,674	125,377	121,050	101,495
Deferred revenue	166,240	164,887	154,700	153,660	157,756
Lease liability - financing leases	107,183	106,853	106,518	106,187	105,859
Lease liability - operating leases	806,669	810,989	815,238	819,439	823,594
Dividends and distributions payable	21,978	21,816	20,147	20,088	20,135
Security deposits	62,210	60,331	56,297	58,002	56,398
Liabilities related to assets held for sale	—	—	—	10,424	10,649
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Senior obligations of consolidated securitization vehicles	1,409,185	590,131	603,902	—	—
Other liabilities	395,832	414,153	409,844	423,816	437,302
Total Liabilities	6,972,478	5,915,143	6,135,743	5,358,337	5,521,908

Noncontrolling interests in Operating Partnership
(5,010 units outstanding at 3/31/2025)	288,702	288,941	293,593	265,823	272,235
Preferred units and redeemable equity	196,016	196,064	166,731	166,731	166,501

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 71,016
issued and outstanding at 3/31/2025	710	711	663	660	660
Additional paid–in capital	4,156,242	4,159,562	3,866,088	3,836,751	3,831,130
Treasury stock at cost	—	—	(128,655)	(128,655)	(128,655)
Accumulated other comprehensive earnings (loss)	(4,842)	18,196	(27,308)	40,371	40,151
Retained deficit	(537,585)	(449,101)	(376,435)	(279,763)	(229,607)
Total SL Green Realty Corp. stockholders' equity	3,836,457	3,951,300	3,556,285	3,691,296	3,735,611

Noncontrolling interests in other partnerships	116,970	118,651	63,720	66,465	68,037

Total Equity	3,953,427	4,069,951	3,620,005	3,757,761	3,803,648

Total Liabilities and Equity	$11,410,623	$10,470,099	$10,216,072	$9,548,652	$9,764,292

Supplemental Information	13	First Quarter 2025

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2025	2024	2024	2024
Revenues
Rental revenue, net	$144,518	$128,203	$139,613	$139,616
Escalation and reimbursement revenues	18,501	13,301	17,317	17,317
SUMMIT Operator revenue	22,534	25,604	38,571	36,437
Investment income	16,114	7,403	5,415	5,344
Interest income from real estate loans held by consolidated securitization vehicles	15,981	—	14,209	4,771
Other income	22,198	13,371	30,754	26,206
Total Revenues	239,846	187,882	245,879	229,691

Gain on early extinguishment of debt	—	—	25,985	—

Expenses
Operating expenses ⁽¹⁾	56,062	43,608	50,150	49,507
Real estate taxes	37,217	31,606	33,692	30,831
Operating lease rent	6,106	6,405	5,287	6,363
SUMMIT Operator expenses	21,764	21,858	28,792	37,901
Loan loss and other investment reserves, net of recoveries	(25,039)	—	—	—
Transaction related costs	295	16	138	171
Marketing, general and administrative	21,724	21,313	22,827	21,015
Total Operating Expenses	118,129	124,806	140,886	145,788

Equity in net income (loss) from unconsolidated joint ventures ⁽²⁾	2,950	111,160	(16,562)	(15,428)

Operating Income	124,667	174,236	114,416	68,475

Interest expense, net of interest income	45,681	31,173	38,153	42,091
Amortization of deferred financing costs	1,687	1,539	1,734	1,669
SUMMIT Operator tax expense	(45)	(1,295)	1,949	(1,779)
Interest expense on senior obligations of consolidated securitization vehicles	13,972	—	11,304	3,330
Depreciation and amortization	64,498	48,584	53,436	53,176
(Loss) Income from Continuing Operations ⁽³⁾	(1,126)	94,235	7,840	(30,012)

Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	26,764	189,138	371
Purchase price and other fair value adjustments	(9,611)	(50,492)	125,287	12,906
(Loss) gain on sale of real estate, net	(482)	—	(1,705)	7,471
Depreciable real estate reserves	(8,546)	(52,118)	(38,232)	—
Depreciable real estate reserves in unconsolidated joint venture	(1,780)	—	(263,190)	—
Net (Loss) Income	(21,545)	18,389	19,138	(9,264)

Net loss (income) attributable to noncontrolling interests	6,362	393	(3,885)	1,899
Preferred units distributions	(2,154)	(1,903)	(2,158)	(2,176)
Net (Loss) Income attributable to SL Green	(17,337)	16,879	13,095	(9,541)

Perpetual preferred stock dividends	(3,738)	(3,738)	(3,737)	(3,738)
Net (Loss) Income attributable to SL Green common stockholders	$(21,075)	$13,141	$9,358	$(13,279)

Basic (loss) earnings per share	$(0.30)	$0.20	$0.13	$(0.21)
Diluted (loss) earnings per share	$(0.30)	$0.20	$0.13	$(0.21)

(1) Includes property operating expenses and expenses of SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.
(2) Excludes Depreciable real estate reserves in unconsolidated joint venture.
(3) Before equity in net gain, purchase price and other fair value adjustments, (loss) gain on sale and depreciable real estate reserves shown below.

Supplemental Information	14	First Quarter 2025

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2025	2024	2024	2024
Funds from Operations
Net (Loss) Income attributable to SL Green common stockholders	$(21,075)	$13,141	$9,358	$(13,279)

Depreciation and amortization	64,498	48,584	53,436	53,176
Joint ventures depreciation and noncontrolling interests adjustments	53,361	74,258	69,636	71,539
Net (loss) income attributable to noncontrolling interests	(6,362)	(393)	3,885	(1,899)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	—	(26,764)	(189,138)	(371)
Purchase price and other fair value adjustments	6,544	55,652	(117,195)	(21,937)
Loss (gain) on sale of real estate, net	482	—	1,705	(7,471)
Depreciable real estate reserves	8,546	52,118	38,232	—
Depreciable real estate reserves in unconsolidated joint venture	1,780	—	263,190
Depreciation on non-rental real estate assets	(1,263)	(1,153)	(1,226)	(1,204)
Funds From Operations	$106,511	$215,443	$131,883	$78,554

Funds From Operations - Basic per Share	$1.43	$3.11	$1.87	$1.16

Funds From Operations - Diluted per Share	$1.40	$3.07	$1.81	$1.13

Funds Available for Distribution
FFO	$106,511	$215,443	$131,883	$78,554

Non real estate depreciation and amortization	1,263	1,153	1,226	1,204
Amortization of deferred financing costs	1,687	1,539	1,734	1,669
Non-cash deferred compensation	10,537	10,780	15,936	9,392
FAD adjustment for joint ventures	(25,873)	(11,381)	(60,733)	(13,960)
Straight-line rental income and other non-cash adjustments	3,207	(3,067)	129	1,094
Non-cash fair value adjustments on mark-to-market derivatives	3,068	(5,160)	(8,092)	9,030
Second cycle tenant improvements	(17,858)	(13,479)	(21,826)	(17,401)
Second cycle leasing commissions	(4,246)	(3,487)	(8,545)	(4,292)
Revenue enhancing recurring CAPEX	(309)	(19)	(204)	(19)
Non-revenue enhancing recurring CAPEX	(4,458)	(2,375)	(10,984)	(5,138)
Reported Funds Available for Distribution	$73,529	$189,947	$40,524	$60,133

First cycle tenant improvements	$64	$461	$285	$439
First cycle leasing commissions	$128	$—	$2,686	$11
Development costs	$10,638	$15,697	$9,904	$10,742
Redevelopment costs	$2,710	$1,654	$2,800	$1,165
Capitalized interest	$6,470	$17,949	$8,922	$9,493

Supplemental Information	15	First Quarter 2025

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Deficit	Interests	Loss	Total

Balance at December 31, 2024	$221,932	$711	$4,159,562	$—	$(449,101)	$118,651	$18,196	$4,069,951

Net loss					(17,337)	(4,897)		(22,234)
Other comprehensive loss - net unrealized loss on derivative instruments							(16,835)	(16,835)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(6,852)	(6,852)
Other comprehensive income - net unrealized gain on marketable securities							649	649
Perpetual preferred stock dividends					(3,738)			(3,738)
DRSPP proceeds		—	75					75
Measurement adjustment for redeemable noncontrolling interest					(12,940)			(12,940)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings		(1)	(2,524)					(2,525)
Proceeds from issuance of common stock		—	(871)					(871)
Contributions to consolidated joint venture interests						3,437		3,437
Cash distributions to noncontrolling interests						(221)		(221)
Cash distributions declared ($0.77 per common share, none of which represented a return of capital for federal income tax purposes)					(54,469)			(54,469)

Balance at March 31, 2025	$221,932	$710	$4,156,242	$—	$(537,585)	$116,970	$(4,842)	$3,953,427

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Contingently Issuable Shares	Diluted Shares

Share Count at December 31, 2024	71,096,743	4,509,953	—	—	75,606,696

YTD share activity	(80,295)	500,038	—	—	419,743
Share Count at March 31, 2025	71,016,448	5,009,991	—	—	76,026,439

Weighted Average Share Count at March 31, 2025 - Basic	70,423,772	4,102,732	—	—	74,526,504

Dilution	—	—	1,263,563	543,215	1,806,778
Weighted Average Share Count at March 31, 2025 - Diluted	70,423,772	4,102,732	1,263,563	543,215	76,333,282

Supplemental Information	16	First Quarter 2025

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	March 31, 2025		December 31, 2024		September 30, 2024

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,146,384	$2,009,704	$4,146,384	$2,009,704	$4,222,970	$2,110,135
Building and improvements	13,399,570	6,495,268	13,341,755	6,474,343	14,209,648	7,119,004
Building leasehold and improvements	276,725	183,339	274,456	181,184	1,023,401	415,555
	17,822,679	8,688,311	17,762,595	8,665,231	19,456,019	9,644,694
Less: accumulated depreciation	(2,517,805)	(1,316,797)	(2,435,053)	(1,274,525)	(2,921,620)	(1,483,770)
Net real estate	15,304,874	7,371,514	15,327,542	7,390,706	16,534,399	8,160,924

Other real estate investments:
Debt and preferred equity investments, net	241,921	219,979	236,512	215,061	231,080	210,121

Cash and cash equivalents	290,158	129,516	330,348	131,568	312,785	156,150
Restricted cash	343,567	180,467	319,078	164,682	383,225	208,895
Tenant and other receivables	16,238	9,186	17,509	9,620	36,225	22,928
Deferred rents receivable	636,171	338,392	604,239	325,897	607,085	349,136
Deferred costs, net	390,069	196,208	390,646	196,818	367,001	196,994
Right-of-use assets - financing leases	725,760	511,774	728,149	513,345	730,386	515,245
Right-of-use assets - operating leases	187,879	96,626	191,509	92,920	195,075	94,555
Other assets	1,293,982	601,318	1,348,903	625,717	2,085,063	875,529

Total Assets	$19,430,619	$9,654,980	$19,494,435	$9,666,334	$21,482,324	$10,790,477

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $91,632 at 3/31/2025, of which $46,097 is SLG share	$12,270,945	$5,987,821	$12,234,261	$5,978,804	$13,653,311	$6,829,019
Accrued interest payable	71,044	31,899	56,299	25,445	99,785	40,179
Accounts payable and accrued expenses	238,923	127,943	346,726	162,633	223,087	114,935
Deferred revenue	945,454	428,079	956,217	431,127	1,011,333	459,505
Lease liability - financing leases	790,165	546,404	790,252	547,115	790,341	548,358
Lease liability - operating leases	214,681	108,729	217,833	107,460	220,920	108,935
Security deposits	43,134	19,681	43,544	19,690	46,854	21,672
Other liabilities	80,937	43,762	73,013	40,197	129,683	76,074
Equity	4,775,336	2,360,662	4,776,290	2,353,863	5,307,010	2,591,800

Total Liabilities and Equity	$19,430,619	$9,654,980	$19,494,435	$9,666,334	$21,482,324	$10,790,477

Supplemental Information	17	First Quarter 2025

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31, 2025		March 31, 2024		December 31, 2024

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$301,123	$153,205	$300,675	$159,279	$304,267	$157,190
Escalation and reimbursement revenues	62,938	33,859	58,872	33,076	64,234	35,069
Investment income	5,409	4,918	20	—	5,865	5,048
Other income	2,456	1,320	5,772	3,791	2,798	1,051
Total Revenues	371,926	193,302	365,339	196,146	377,164	198,358

Gain on early extinguishment of debt	—	—	172,519	141,664	—	—

Expenses
Operating expenses	68,015	34,814	65,750	34,701	66,971	34,568
Real estate taxes	71,504	36,718	75,632	38,785	74,723	37,826
Operating lease rent	6,581	1,656	9,025	2,128	7,217	1,793
Total Operating Expenses	146,100	73,188	150,407	75,614	148,911	74,187

Operating Income	225,826	120,114	387,451	262,196	228,253	124,171

Interest expense, net of interest income	128,896	62,965	149,854	72,803	140,031	67,099
Amortization of deferred financing costs	6,019	3,191	6,072	3,095	6,571	3,459
Depreciation and amortization	121,305	63,075	134,178	69,446	130,961	67,046
Net (Loss) Income	(30,394)	(9,117)	97,347	116,852	(49,310)	(13,433)

Real estate depreciation	121,304	63,074	134,172	69,442	130,959	67,046
FFO Contribution	$90,910	$53,957	$231,519	$186,294	$81,649	$53,613

FAD Adjustments:
Non real estate depreciation and amortization	$1	$1	$6	$4	$2	$—
Amortization of deferred financing costs	6,019	3,191	6,072	3,095	6,571	3,459
Straight-line rental income and other non-cash adjustments	(45,752)	(22,926)	(9,519)	(10,841)	(41,700)	(21,369)
Second cycle tenant improvements	(6,348)	(3,226)	(4,909)	(2,640)	(27,204)	(13,939)
Second cycle leasing commissions	(5,066)	(2,606)	(1,411)	(830)	(46,837)	(23,832)
Revenue enhancing recurring CAPEX	—	—	(41)	(22)	(72)	(36)
Non-revenue enhancing recurring CAPEX	(409)	(307)	(357)	(147)	(10,087)	(5,016)
Total FAD Adjustments	$(51,555)	$(25,873)	$(10,159)	$(11,381)	$(119,327)	$(60,733)

First cycle tenant improvements	$3,698	$1,782	$3,081	$1,027	$2,215	$911
First cycle leasing commissions	$811	$219	$1,735	$489	$6,881	$3,446
Development costs	$11,005	$3,258	$51,737	$14,174	$112,422	$30,121
Redevelopment costs	$14,619	$7,102	$11,489	$3,848	$29,541	$14,151
Capitalized interest	$19,564	$9,430	$34,889	$13,256	$36,726	$15,407

Supplemental Information	18	First Quarter 2025

SELECTED FINANCIAL DATA Net Operating Income(1) Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2025	2024	2024	2024

Net Operating Income (1)	$72,013	$68,338	$91,459	$88,718
SLG share of NOI from unconsolidated JVs	114,596	112,990	117,761	122,317
NOI, including SLG share of unconsolidated JVs	186,609	181,328	209,220	211,035
Partners' share of NOI - consolidated JVs	(1,563)	88	(2,112)	(1,970)
NOI - SLG share	$185,046	$181,416	$207,108	$209,065

NOI, including SLG share of unconsolidated JVs	$186,609	$181,328	$209,220	$211,035
Free rent (net of amortization)	(5,629)	(4,554)	(4,687)	932
Straight-line revenue adjustment	(8,312)	(5,198)	(8,677)	(7,008)
Amortization of acquired above and below-market leases, net	(5,435)	(6,311)	(6,220)	(4,680)
Operating lease straight-line adjustment	528	985	(374)	823
Straight-line tenant credit loss	(437)	5,841	(1,004)	157
Cash NOI, including SLG share of unconsolidated JVs	167,324	172,091	188,258	201,259
Partners' share of cash NOI - consolidated JVs	(1,219)	25	(2,120)	(2,190)
Cash NOI - SLG share	$166,105	$172,116	$186,138	$199,069

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended
	March 31, 2025
	NOI	Cash NOI

Manhattan Office	$156,479	$147,976
Development / Redevelopment	7,032	(504)
High Street Retail	5,697	4,634
Suburban & Residential	4,514	4,389
Total Operating and Development	173,722	156,495
Alternative Strategy Portfolio	11,615	9,674
Property Dispositions (2)	(17)	(17)
Other (3)	(274)	(47)
Total	$185,046	$166,105

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	19	First Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2025	2024	%	2024	2024	%
Revenues
Rental revenue, net	$132,251	$131,075		$135,432	$135,075
Escalation & reimbursement revenues	16,918	14,016		16,839	17,642
Other income	4,482	1,362		3,126	1,940
Total Revenues	$153,651	$146,453		$155,397	$154,657

Expenses
Operating expenses	$43,150	$38,356		$41,461	$41,244
Real estate taxes	34,437	33,787		34,882	32,184
Operating lease rent	6,106	6,106		6,106	6,106
Total Operating Expenses	$83,693	$78,249		$82,449	$79,534

Operating Income	$69,958	$68,204		$72,948	$75,123

Interest expense & amortization of financing costs	$25,667	$24,615		$28,234	$24,986
Depreciation & amortization	52,191	47,048		48,506	48,197

(Loss) income before noncontrolling interest	$(7,900)	$(3,459)		$(3,792)	$1,940
Real estate depreciation & amortization	52,191	47,048		48,506	48,197
FFO Contribution	$44,291	$43,589		$44,714	$50,137

Non–building revenue	(99)	(66)		(345)	(525)

Interest expense & amortization of financing costs	25,667	24,615		28,234	24,986
Non-real estate depreciation	—	—		—	—
NOI	$69,859	$68,138	2.5%	$72,603	$74,598	(8.2)%

Cash Adjustments
Free rent (net of amortization)	$(1,602)	$(5,079)		$(1,503)	$(1,090)
Straight-line revenue adjustment	4,193	1,228		1,981	1,554
Amortization of acquired above and below-market leases, net	728	49		25	31
Operating lease straight-line adjustment	204	204		204	204
Straight-line tenant credit loss	(1,950)	670		(428)	122
Cash NOI	$71,432	$65,210	9.5%	$72,882	$75,419	(3.5)%

Lease termination income	(4,355)	(1,278)		(2,743)	(1,369)
Cash NOI excluding lease termination income	$67,077	$63,932	4.9%	$70,139	$74,050	(4.3)%

Operating Margins
NOI to real estate revenue, net	45.5%	46.5%		46.8%	48.4%
Cash NOI to real estate revenue, net	46.5%	44.5%		47.0%	48.9%

NOI before operating lease rent/real estate revenue, net	49.5%	50.7%		50.8%	52.4%
Cash NOI before operating lease rent/real estate revenue, net	50.4%	48.6%		50.8%	52.8%

Supplemental Information	20	First Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2025	2024	%	2024	2024	%
Revenues
Rental revenue, net	$127,455	$123,663		$129,969	$132,834
Escalation & reimbursement revenues	31,333	28,213		32,695	31,486
Other income	263	2,928		290	455
Total Revenues	$159,051	$154,804		$162,954	$164,775

Expenses
Operating expenses	$31,503	$28,170		$30,585	$30,590
Real estate taxes	33,561	32,757		33,924	33,024
Operating lease rent	108	108		108	108
Total Operating Expenses	$65,172	$61,035		$64,617	$63,722

Operating Income	$93,879	$93,769		$98,337	$101,053

Interest expense & amortization of financing costs	$55,846	$59,510		$56,293	$56,121
Depreciation & amortization	54,717	55,160		55,980	56,192

Loss before noncontrolling interest	$(16,684)	$(20,901)		$(13,936)	$(11,260)
Real estate depreciation & amortization	54,717	55,160		55,980	56,192
FFO Contribution	$38,033	$34,259		$42,044	$44,932

Non–building revenue	(237)	(206)		(287)	(231)

Interest expense & amortization of financing costs	55,846	59,510		56,293	56,121
Non-real estate depreciation
NOI	$93,642	$93,563	0.1%	$98,050	$100,822	(0.5)%

Cash Adjustments
Free rent (net of amortization)	$4,296	$(94)		$1,517	$1,946
Straight-line revenue adjustment	(9,032)	(2,993)		(7,003)	(5,075)
Amortization of acquired above and below-market leases, net	(6,394)	(6,285)		(6,393)	(5,440)
Operating lease straight-line adjustment	—	—		—	—
Straight-line tenant credit loss	(395)	255		(591)	10
Cash NOI	$82,117	$84,446	(2.8)%	$85,580	$92,263	1.8%

Lease termination income	(23)	(2,717)		—	(223)
Cash NOI excluding lease termination income	$82,094	$81,729	0.4%	$85,580	$92,040	1.5%

Operating Margins
NOI to real estate revenue, net	59.0%	60.5%		60.3%	61.3%
Cash NOI to real estate revenue, net	51.7%	54.6%		52.6%	56.1%

NOI before operating lease rent/real estate revenue, net	59.0%	60.6%		60.3%	61.3%
Cash NOI before operating lease rent/real estate revenue, net	51.8%	54.7%		52.7%	56.1%

Supplemental Information	21	First Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2025	2024	%	2024	2024	%
Revenues
Rental revenue, net	$132,251	$131,075		$135,432	$135,075
Escalation & reimbursement revenues	16,918	14,016		16,839	17,642
Other income	4,482	1,362		3,126	1,940
Total Revenues	$153,651	$146,453		$155,397	$154,657

Equity in net income (loss) from unconsolidated joint ventures (1)	$(16,684)	$(20,901)		$(13,936)	$(11,260)
Expenses
Operating expenses	$43,150	$38,356		$41,461	$41,244
Real estate taxes	34,437	33,787		34,882	32,184
Operating lease rent	6,106	6,106		6,106	6,106
Total Operating Expenses	$83,693	$78,249		$82,449	$79,534

Operating Income	$53,274	$47,303		$59,012	$63,863

Interest expense & amortization of financing costs	$25,667	$24,615		$28,234	$24,986
Depreciation & amortization	52,191	47,048		48,506	48,197

Loss before noncontrolling interest	$(24,584)	$(24,360)		$(17,728)	$(9,320)
Real estate depreciation & amortization	52,191	47,048		48,506	48,197
Joint Ventures Real estate depreciation & amortization (1)	54,717	55,160		55,980	56,192
FFO Contribution	$82,324	$77,848		$86,758	$95,069

Non–building revenue	(99)	(66)		(345)	(525)
Joint Ventures Non–building revenue (1)	(237)	(206)		(287)	(231)

Interest expense & amortization of financing costs	25,667	24,615		28,234	24,986
Joint Ventures Interest expense & amortization of financing costs (1)	55,846	59,510		56,293	56,121
Non-real estate depreciation	—	—		—	—
Joint Ventures Non-real estate depreciation (1)
NOI	$163,501	$161,701	1.1%	$170,653	$175,420	(4.0)%

Cash Adjustments
Non-cash adjustments	$1,573	$(2,928)		$279	$821
Joint Ventures non-cash adjustments (1)	(11,525)	(9,117)		(12,470)	(8,559)
Cash NOI	$153,549	$149,656	2.6%	$158,462	$167,682	(0.7)%

Lease termination income	$(4,355)	$(1,278)		$(2,743)	$(1,369)
Joint Ventures lease termination income (1)	(23)	(2,717)		—	(223)
Cash NOI excluding lease termination income	$149,171	$145,661	2.4%	$155,719	$166,090	(1.2)%

Operating Margins
NOI to real estate revenue, net	52.3%	53.7%		53.7%	55.0%
Cash NOI to real estate revenue, net	49.2%	49.7%		49.9%	52.6%

NOI before operating lease rent/real estate revenue, net	54.3%	55.8%		55.7%	57.0%
Cash NOI before operating lease rent/real estate revenue, net	51.1%	51.7%		51.8%	54.5%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	First Quarter 2025

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2025	Current	Final		Principal
	Ownership	Outstanding			Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	3/31/2025	Coupon (1)		Amortization	Date	Date (2)		Final Maturity
Secured fixed rate debt
10 East 53rd Street (swapped)	100.0	$204,888	5.37%		$—	May-25	May-28	(3)	$204,888
100 Church Street (swapped)	100.0	370,000	5.89%		—	Jun-25	Jun-27		370,000
185 Broadway / 7 Dey Street	100.0	190,148	6.65%		—	Nov-25	Nov-26	(3)	190,148
Landmark Square	100.0	100,000	4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27	Feb-27		450,000
500 Park Avenue (swapped)	100.0	80,000	6.57%		—	Jan-28	Jan-30		80,000
420 Lexington Avenue	100.0	272,325	8.24%		—	Oct-40	Oct-40		272,325
		$1,667,361	5.83%		$—				$1,667,361
Unsecured fixed rate debt
Term Loan B (swapped)		$100,000	4.56%		$—	Nov-25	Nov-26	(3)	$100,000
Unsecured notes		100,000	4.27%		—	Dec-25	Dec-25		100,000
Revolving credit facility (swapped)		350,000	4.86%	(4)	—	May-26	May-27	(3)	350,000
Term Loan A (swapped)		1,050,000	4.54%		—	May-27	May-27		1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.27%		—	Jul-35	Jul-35		100,000
		$1,700,000	4.64%		$—				$1,700,000

Total Fixed Rate Debt		$3,367,361	5.23%		$—				$3,367,361
Floating rate debt
Secured floating rate debt
100 Park Avenue (SOFR + 232 bps)	49.9	$369,366	6.64%		$—	Jun-25	Dec-27	(3)	$369,366
		$369,366	6.64%		$—				$369,366

Unsecured floating rate debt
Revolving credit facility (SOFR + 148 bps)	100.0	$140,000	5.80%			May-26	May-27	(3)	$140,000
		$140,000	5.80%		$—				$140,000

Total Floating Rate Debt		$509,366	6.41%		$—				$509,366

Consolidated Debt		$3,876,727	5.38%
Alternative Strategy Portfolio Debt		$—	—%
Total Debt - Consolidated		$3,876,727	5.38%		$—				$3,876,727
Deferred financing costs		(15,275)
Total Debt - Consolidated, net		$3,861,452	5.38%

Total Debt - Unconsolidated JV, net		$5,987,821	4.36%

Debt including SLG share of JV Debt		$9,336,848	4.73%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$573,797	5.18%
Total Debt including SLG share of JV Debt		$9,910,645	4.76%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,863,250	4.73%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 4.85%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) As-of-right extension.
(4) Represents a blended swapped rate inclusive of multiple swaps.

Supplemental Information	23	First Quarter 2025

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding					2025 Principal	Current		Final		Principal Due at
	Ownership	3/31/2025				Amortization		Maturity		Maturity		Final Maturity
Fixed rate debt	Interest (%)	Gross Principal		SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
450 Park Avenue (hedged)	25.1	$287,893		$72,261	6.57%	(3)	$—	Jun-25		Jun-27		$72,261
11 Madison Avenue	60.0	1,400,000		840,000	3.84%		—	Sep-25		Sep-25		840,000
15 Beekman	20.0	120,000		24,000	5.99%		—	Jan-26		Jan-28		24,000
800 Third Avenue (swapped)	60.5	177,000		107,120	3.37%		—	Feb-26		Feb-26		107,120
1515 Broadway	56.9	735,429		418,231	3.93%		11,975	Mar-26		Mar-28		380,032
919 Third Avenue (swapped)	51.0	500,000		255,000	6.11%		—	Apr-26		Apr-28		255,000
280 Park Avenue (swapped)	50.0	1,075,000		537,500	5.84%		—	Sep-26		Sep-28		537,500
245 Park Avenue	50.1	1,768,000		885,768	4.30%		—	Jun-27		Jun-27		885,768
One Madison Avenue (hedged)	25.5	1,046,161	(4)	266,771	7.27%	(3)	—	Nov-27		Nov-27		266,771
220 East 42nd	51.0	496,412		253,170	6.77%		—	Dec-27		Dec-27		253,170
One Vanderbilt Avenue	60.0	3,000,000		1,800,300	2.95%		—	Jul-31		Jul-31		1,800,300
		$10,605,895		$5,460,121	4.27%	(5)	$11,975					$5,421,922
Alternative strategy portfolio
115 Spring Street	51.0	$65,550		$33,431	5.50%		$—	Mar-25	(6)	Mar-25	(6)	$33,431
650 Fifth Avenue	50.0	65,000		32,500	5.45%		—	Jul-25		Jul-25		32,500
Worldwide Plaza	25.0	1,200,000		299,400	3.98%		—	Nov-27		Nov-27		299,400
		$1,330,550		$365,331	4.25%	(5)	$—					$365,331

Total Fixed Rate Debt		$11,936,445		$5,825,452	4.27%	(5)	$11,975					$5,787,253
Floating rate debt
Alternative strategy portfolio
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000		$6,900	6.67%	(8)	—	Feb-23	(9)	Feb-23	(9)	$6,900
1552 Broadway (SOFR + 275 bps) (7)	50.0	193,132		96,566	7.07%		—	Feb-24	(10)	Feb-24	(10)	96,566
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000		105,000	6.57%		—	Jul-25		Jul-25		105,000
		$426,132		$208,466	6.80%	(5)	$—					$208,466

Total Floating Rate Debt		$426,132		$208,466	6.80%	(5)	$—					$208,466

Unconsolidated JV Debt		$10,605,895		$5,460,121	4.27%	(5)
Alternative Strategy Portfolio Debt		$1,756,682		$573,797	5.18%	(5)
Total Debt - Unconsolidated JV		$12,362,577		$6,033,918	4.36%	(5)	$11,975					$5,995,719
	Deferred financing costs	(91,632)		(46,097)
Total Debt - Unconsolidated JV, net		$12,270,945		$5,987,821	4.36%	(5)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 4.85%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) Coupon reflects interest rate swaps executed at the corporate level for SLG’s share of the outstanding debt.
(4) Debt is hedged via a $354.8 million swap executed at the corporate level and a $658.4 million cap executed at the joint venture.
(5) Calculated based on SL Green's share of the outstanding debt.
(6) The Company is in discussions with the lender on resolution of the past maturity.
(7) Spread includes applicable Term SOFR adjustment.
(8) The coupon rate is based on the last available LIBOR on June 30, 2023.
(9) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.
(10) The Company is in discussions with the lender on resolution of the past maturity.

Supplemental Information	24	First Quarter 2025

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$3,367,361		$—		$3,367,361
SLG Share of JV	5,460,121		365,331		5,825,452
Total Fixed Rate Debt	$8,827,482	94.5%	$365,331	63.7%	$9,192,813	92.8%

Floating Rate Debt
Consolidated	$509,366		$—		$509,366
SLG Share of JV	—		208,466		208,466
	509,366	5.5%	208,466	36.3%	717,832	7.2%
Debt & Preferred Equity and CMBS Investments	(99,232)	(1.1)%	(53,533)	(9.3)%	(152,765)	(1.5)%
Total Floating Rate Debt	$410,134	4.4%	$154,933	27.0%	$565,067	5.7%

Total Debt	$9,336,848		$573,797		$9,910,645

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	40.0%	Less than 60%
Consolidated Fixed Charge Coverage	1.90x	Greater than 1.40x
Maximum Secured Indebtedness	22.7%	Less than 50%
Maximum Unencumbered Leverage Ratio	33.4%	Less than 60%

Unsecured Notes Covenants (1)
	Actual	Required
Total Debt / Total Assets	36.4%	Less than 60%
Secured Debt / Total Assets	23.4%	Less than 40%
Debt Service Coverage	2.23x	Greater than 1.50x
Unencumbered Assets / Unsecured Debt	408.3%	Greater than 150%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	25	First Quarter 2025

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
			Ownership	Notional Value	Fair Value
Secured Debt			Interest (%)	3/31/2025	3/31/2025		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
100 Church Street			100.0	$370,000	$(1,869)		Swap	3.89%	November 2022	June 2027

SLGOP – 450 Park Avenue			100.0	$68,678	(1,214)	(2)	Swap	4.47%	August 2024	June 2027

SLGOP – One Madison Avenue			100.0	$300,000	(6,417)	(2)	Swap	4.49%	November 2024	November 2027

500 Park Avenue			100.0	$80,000	(1,204)		Swap	4.17%	February 2025	February 2028

10 East 53rd Street			55.0	$205,000	(1,689)		Swap	3.92%	February 2025	May 2028

	Subtotal				$(12,393)

Unsecured Debt
Term Loan A			100.0	$150,000	$1,566		Swap	2.62%	December 2021	January 2026
Term Loan A			100.0	200,000	3,934		Swap	2.59%	February 2023	February 2027
Term Loan A			100.0	100,000	1,407		Swap	2.90%	February 2023	February 2027
Term Loan A			100.0	100,000	1,712		Swap	2.73%	February 2023	February 2027
Term Loan A			100.0	50,000	1,098		Swap	2.46%	February 2023	February 2027
Term Loan A			100.0	300,000	4,804		Swap	2.87%	July 2023	May 2027
Term Loan A			100.0	150,000	405		Swap	3.52%	January 2024	May 2027

Term Loan B & Revolving Credit Facility			100.0	$200,000	2,027		Swap	2.66%	December 2021	January 2026

Revolving Credit Facility			100.0	$125,000	84		Swap	3.67%	August 2024	December 2026
Revolving Credit Facility			100.0	125,000	74		Swap	3.67%	August 2024	December 2026

Junior subordinated deferrable interest debentures			100.0	$100,000	(351)		Swap	3.76%	January 2023	January 2028

	Subtotal				$16,760

Unconsolidated JV Interest Rate Derivatives
		Notional Value		Fair Value
	Ownership	3/31/2025		3/31/2025
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
One Madison Avenue	25.5	$679,536	$173,282	$229	$58		Cap	4.00%	November 2024	May 2025

800 Third Avenue	60.5	$177,000	$107,120	$3,706	2,243		Swap	1.55%	December 2022	February 2026

919 Third Avenue	51.0	$250,000	$127,500	$753	384		Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	753	384		Swap	3.61%	April 2023	February 2026

280 Park Avenue	50.0	$537,500	$268,750	$(8,345)	(4,173)		Swap	4.07%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(3,891)	(1,946)		Swap	4.04%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(4,058)	(2,029)		Swap	4.06%	July 2024	September 2028

Subtotal				$(10,853)	$(5,079)

Total, SLG Share					$(712)

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.

Supplemental Information	26	First Quarter 2025

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		Scheduled Cash Payment (1)								Lease	Year of Final
Property		2025		2026		2027		2028		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$5,182		$6,909		$6,909		$6,909		$82,798	2043
SL Green Headquarters at One Vanderbilt		1,799	(4)	2,450	(4)	2,455	(4)	2,641	(4)	88,401	2048
SUMMIT One Vanderbilt		7,198	(4)	9,598	(4)	9,598	(4)	9,598	(4)	427,233	2070
420 Lexington Avenue		8,399		11,199		11,199		11,199		170,191	2080
711 Third Avenue		4,125	(5)	5,500	(5)	5,500	(5)	5,500	(5)	38,046 (5)	2083
Total		$26,703		$35,656		$35,661		$35,847		$806,669

Financing Leases
15 Beekman		$2,424		$3,276		$3,325		$3,375		$107,183	2119	(6)
Total		$2,424		$3,276		$3,325		$3,375		$107,183

	SLG	Scheduled Cash Payment (1)								Lease	Year of Final
Property	Interest (%)	2025		2026		2027		2028		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	66.7	$921		$1,227		$1,387		$1,387		$5,545	2029

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$1,343		$1,802		$1,935		$1,935		$13,370	2053
650 Fifth Avenue (Floors b-3)	50.0	1,177		1,571		1,585		1,605		31,944	2062
1560 Broadway	50.0	5,607		7,554		7,610		7,610		57,870	2114

Total		$9,048		$12,154		$12,517		$12,537		$108,729

Financing Leases
One Vanderbilt Avenue Garage	60.0	$134		$180		$182		$184		$2,919	2069
885 Third Avenue	34.1	607		817		817		817		15,687	2119

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$5,523		$7,364		$7,364		$7,464		$104,468	2062
2 Herald Square	95.0	11,020		14,978		15,353		—		401,873	2077	(6)

Total		$17,284		$23,339		$23,716		$8,465		$524,947

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of March 31, 2025.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 60.01% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

Supplemental Information	27	First Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

3/31/2024		$352,347	$349,428	7.82%	7.95%

Debt investment originations/fundings/accretion	(4)	619
Preferred Equity investment originations/accretion	(4)	2,150
Joint venture investment originations/accretion/amortization	(4)	205,208
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(64,629)
Reserves/Realized Losses		—
6/30/2024		$495,695	$392,205	7.41%	7.46%

Debt investment originations/fundings/accretion	(4)	1,228
Preferred Equity investment originations/accretion	(4)	2,209
Joint venture investment originations/accretion/amortization	(4)	4,684
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
9/30/2024		$503,816	$500,825	7.35%	7.43%

Debt investment originations/fundings/accretion	(4)	7,556
Preferred Equity investment originations/accretion	(4)	2,246
Joint venture investment originations/accretion/amortization	(4)	4,765
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
12/31/2024		$518,383	$511,390	7.26%	7.30%

Debt investment originations/fundings/accretion	(4)	12,230
Preferred Equity investment originations/accretion	(4)	2,233
Joint venture investment originations/accretion/amortization	(4)	4,740
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
3/31/2025		$537,586	$533,664	7.35%	7.50%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	28	First Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value			Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total	Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$129,235	$50,000	$179,235	$812,021	$616	6.42%	6.68%

Preferred Equity	—	138,954	138,954	250,000	$789	6.46%	6.55%

Joint Venture Preferred Equity	—	219,397	219,397	207,377	$773	8.72%	8.81%

Balance as of 3/31/2025	$129,235	$408,351	$537,586		$724	7.35%	7.50%

	Debt and Preferred Equity Maturity Profile
	2025	2026	2027	2028	2029 & Thereafter
Floating Rate	$62,801	$66,434	$—	$—	$—
Fixed Rate	30,000	219,397	138,954	—	20,000
Sub-total	$92,801	$285,831	$138,954	$—	$20,000

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.

Supplemental Information	29	First Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)		Property		Senior			Yield At End
Investment Type	3/31/2025		Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Preferred Equity (4)	$219,397	(4)	Office	Manhattan	$207,377	$773	Fixed	8.81%

Preferred Equity	138,954		Multi-Family Rental	Manhattan	250,000	$789	Fixed	6.55%

Mezzanine Loan	66,434		Office	Manhattan	190,021	$786	Floating	10.80%

Mezzanine Loan (5)	53,533	(5)	Office	Manhattan	283,000	$428	Floating	(6)

Mezzanine Loan	30,000		Office	Manhattan	95,000	$573	Fixed	13.59%

Mezzanine Loan	20,000		Multi-Family Rental	Brooklyn	85,000	$696	Fixed	8.11%

Mezzanine Loan	9,268		Office	Manhattan	54,000	$457	Floating	(7)

Total	$537,586

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Investment is included in the Investment in unconsolidated joint ventures line item in our consolidated balance sheet.
(5) Alternative Strategy Portfolio asset.
(6) Loan was put on non-accrual in the first quarter of 2023 and continues to be on non-accrual as of March 31, 2025.
(7) Loan was put on non-accrual in the first quarter of 2025 and continues to be on non-accrual as of March 31, 2025.

Supplemental Information	30	First Quarter 2025

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	March 31, 2025		December 31, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.7	86.9	86.9	86.9	86.9	$46,765	$46,765	19
100 Park Avenue	50.0	Grand Central South	Fee Interest	834,000	3.8	65.5	96.7	60.8	95.8	43,255	21,627	33
110 Greene Street	100.0	Soho	Fee Interest	223,600	1.0	92.2	92.2	89.3	92.2	18,826	18,826	56
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.8	94.6	98.3	95.7	99.5	46,634	46,634	22
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	1.0	100.0	100.0	100.0	100.0	18,883	18,883	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.4	87.2	90.9	86.9	90.1	84,011	84,012	173
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.9	98.2	98.2	98.2	98.2	17,793	17,793	18
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	4.2	76.7	77.5	78.9	83.2	47,717	47,717	36
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.3	77.2	77.2	88.1	88.1	45,827	45,827	11
711 Third Avenue	100.0 (4)	Grand Central North	Leasehold Interest (4)	524,000	2.4	85.0	85.0	93.7	93.7	30,732	30,732	19
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	3.2	82.0	92.0	80.6	85.4	42,508	42,508	44
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	1.0	70.9	72.9	74.5	74.5	9,855	9,855	11
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.8	75.0	87.4	75.0	85.9	69,976	69,976	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.6	78.0	78.0	78.5	80.7	35,434	35,434	46

Subtotal / Weighted Average				9,233,141	42.1%	81.4%	87.3%	82.8%	88.9%	$558,216	$536,589	510

"Non Same Store"
10 East 53rd Street	100.0	Plaza District	Fee Interest	354,300	1.6	95.8	96.7	97.6	98.1	$33,358	$33,358	39
500 Park Avenue	100.0	Park Avenue	Fee Interest	201,411	0.9	94.5	100.0	N/A	N/A	17,761	17,761	12

Subtotal / Weighted Average				555,711	2.5%	95.3%	97.9%	97.6%	98.1%	$51,119	$51,119	51

Total / Weighted Average Consolidated Properties				9,788,852	44.6%	82.2%	87.9%	83.3%	89.2%	$609,335	$587,708	561

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	60.0	Grand Central	Fee Interest	1,657,198	7.5	99.4	100.0	99.4	100.0	$287,985	$172,791	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	10.5	96.1	96.1	96.1	96.1	173,352	104,011	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	5.2	92.0	94.1	89.0	93.7	70,760	36,087	34
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.6	87.5	90.5	89.0	91.1	120,309	60,154	31
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.5	89.3	95.6	89.3	89.3	38,108	9,565	23
800 Third Avenue	60.5	Grand Central North	Fee Interest	526,000	2.4	84.6	86.1	84.6	84.6	31,813	19,247	43
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.6	95.5	95.5	80.9	95.6	100,776	51,396	11
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	8.0	99.7	99.7	99.7	99.7	139,993	79,656	7
Added to Same Store in 2025
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	8.1	87.3	91.7	85.4	91.7	161,943	81,134	14

Subtotal / Weighted Average				12,175,149	55.4%	93.8%	95.2%	91.6%	95.0%	$1,125,039	$614,041	210

Total / Weighted Average Unconsolidated Properties				12,175,149	55.4%	93.8%	95.2%	91.6%	95.0%	$1,125,039	$614,041	210

Manhattan Operating Properties Grand Total / Weighted Average				21,964,001	100.0%	88.6%	91.9%	88.0%	92.5%	$1,734,374	$1,201,749	771
Manhattan Operating Properties Same Store Occupancy %				21,408,290	97.5%	88.4%	91.8%	87.8%	92.4%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) The Company also owns 50% of the fee interest.

Supplemental Information	31	First Quarter 2025

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	March 31, 2025		December 31, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	29.8	100.0	100.0	100.0	100.0	$2,800	$1,016	1
Added to Same Store in 2025
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	52.1	100.0	100.0	100.0	100.0	18,046	18,046	1

Subtotal/Weighted Average				35,594	81.9%	100.0%	100.0%	100.0%	100.0%	$20,846	$19,062	2

"Non Same Store" Retail
690 Madison Avenue	90.0	Plaza District	Fee Interest	7,848	18.1	100.0	100.0	100.0	100.0	$1,505	$1,354	1

Subtotal/Weighted Average				7,848	18.1%	100.0%	100.0%	100.0%	100.0%	$1,505	$1,354	1

Total / Weighted Average Retail Properties				43,442	100.0%	100.0%	100.0%	100.0%	100.0%	$22,351	$20,416	3

	Ownership				Total	March 31, 2025		December 31, 2024		Annualized Contractual Cash Rent		Average Monthly Rent Per Occupied Unit
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)	($'s)

RESIDENTIAL PROPERTIES

"Same Store" Residential
Added to Same Store in 2025
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209	96.7	98.6	94.3	97.1	$12,085	$12,085	4,985
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	100.0	100.0	100.0	100.0	13,810	2,762	N/A

Subtotal/Weighted Average				362,266	693	99.0%	99.6%	98.3%	99.1%	$25,895	$14,847	$4,985

Total / Weighted Average Residential Properties				362,266	693	99.0%	99.6%	98.3%	99.1%	$25,895	$14,847	$4,985

	Ownership				% of Total	March 31, 2025		December 31, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

"Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	862,800	100.0	72.9	73.2	72.6	73.5	$18,315	$18,315	91

Subtotal/Weighted Average				862,800	100.0%	72.9%	73.2%	72.6%	73.5%	$18,315	$18,315	91

Total / Weighted Average Suburban Properties				862,800	100.0%	72.9%	73.2%	72.6%	73.5%	$18,315	$18,315	91

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	32	First Quarter 2025

SELECTED PROPERTY DATA Development / Redevelopment & Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	March 31, 2025		December 31, 2024		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
One Madison Avenue	25.5	Park Avenue South	Fee Interest	1,385,484	62.0	71.6	72.8	62.9	66.6	$117,308	$29,914	$1,691,156	13
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	0.7	—	—	5.5	5.5	—	—	19,950	—
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	2.3	34.5	34.5	34.5	34.5	3,479	3,479	48,074	4
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	35.0	6.6	6.6	9.5	9.5	30,732	30,732	309,114	19

Total / Weighted Average Development / Redevelopment Properties				2,230,329	100.0%	47.6%	48.3%	43.2%	45.5%	$151,519	$64,125	$2,068,294	36

	Ownership				% of Total	March 31, 2025		December 31, 2024		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	14.4	60.3	60.3	60.3	60.3	$20,771	$19,733	$108,596	7
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	0.7	100.0	100.0	100.0	100.0	3,576	1,073	0	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.2	100.0	100.0	100.0	100.0	4,098	2,090	0	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	2.7	100.0	100.0	100.0	100.0	42,579	21,288	(82,889)	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	2.2	12.6	12.6	12.6	12.6	2,000	1,000	0	1
Worldwide Plaza	25.0	Westside	Fee Interest	2,048,725	79.8	63.3	63.3	63.3	63.3	77,128	19,244	18,528	47

Total / Weighted Average Alternative Strategy Portfolio Properties				2,567,025	100.0%	63.0%	63.0%	63.0%	63.0%	$150,152	$64,428	$44,235	58

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.

Supplemental Information	33	First Quarter 2025

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	March 31, 2025		December 31, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	90.0	Plaza District	Fee Interest	7,944	0.6	100.0	100.0	100.0	100.0	$1,505	$1,354	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.8	100.0	100.0	100.0	100.0	18,046	18,046	1

Subtotal / Weighted Average				30,592	2.4%	100.0%	100.0%	100.0%	100.0%	$19,551	$19,400	2

HIGH STREET RETAIL - Unconsolidated Properties
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	1.1	100.0	100.0	100.0	100.0	$2,800	$1,016	1

Subtotal / Weighted Average				12,946	1.1%	100.0%	100.0%	100.0%	100.0%	$2,800	$1,016	1

Total / Weighted Average High Street Retail				43,538	3.5%	100.0%	100.0%	100.0%	100.0%	$22,351	$20,416	3

OTHER RETAIL - Consolidated Properties
10 East 53rd Street	100.0	Plaza District	Fee Interest	38,657	3.1	100.0	100.0	100.0	100.0	$4,162	$4,162	3
100 Church Street	100.0	Downtown	Fee Interest	61,708	5.0	100.0	100.0	100.0	100.0	4,365	4,365	10
100 Park Avenue	50.0	Grand Central South	Fee Interest	40,022	3.2	97.1	97.1	97.1	97.1	3,291	1,646	7
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.3	100.0	100.0	100.0	100.0	4,620	4,620	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.5	47.0	47.0	100.0	100.0	3,608	3,608	6
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.3	100.0	100.0	100.0	100.0	3,479	3,479	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	2.0	100.0	100.0	100.0	100.0	3,673	3,673	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	4.3	100.0	100.0	100.0	100.0	5,379	5,379	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.3	100.0	100.0	100.0	100.0	1,135	1,135	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	3.3	68.5	68.5	64.7	64.7	4,388	4,388	7
500 Park Avenue	100.0	Park Avenue	Fee Interest	11,976	0.9	100.0	100.0	N/A	N/A	1,209	1,209	3
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	4.2	100.0	100.0	100.0	100.0	3,103	3,103	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	2.0	83.5	83.5	83.5	83.5	2,325	2,325	2
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	2.0	47.5	47.5	47.5	47.5	1,765	1,765	4
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.4	98.6	98.6	98.6	98.6	4,731	4,731	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.7	12.9	12.9	100.0	100.0	36	36	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	58,271	4.6	84.1	84.1	84.1	84.1	2,765	2,765	3
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.4	100.0	100.0	100.0	100.0	2,730	2,730	6

Subtotal / Weighted Average				561,294	44.5%	88.2%	88.2%	92.2%	92.2%	$56,764	$55,119	77

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	60.0	Grand Central	Fee Interest	34,885	2.8	100.0	100.0	100.0	100.0	$5,867	$3,520	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	38,800	3.1	95.7	95.7	95.7	95.7	3,808	2,285	3
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.7	81.0	81.0	67.1	67.1	1,932	985	4
245 Park Avenue	50.1	Park Avenue	Fee Interest	37,220	3.0	50.7	50.7	50.7	50.7	1,168	585	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	2.2	93.9	93.9	93.9	93.9	1,448	724	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.5	100.0	100.0	100.0	100.0	1,697	426	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	9,900	0.8	100.0	100.0	100.0	100.0	974	589	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	31,004	2.5	98.9	98.9	98.9	98.9	3,921	2,000	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	14.3	99.8	99.8	99.8	99.8	32,021	18,220	7

Subtotal / Weighted Average				402,222	31.9%	92.8%	92.8%	91.7%	91.7%	$52,836	$29,334	33

Total / Weighted Average Other Retail				963,516	76.4%	90.1%	90.1%	92.0%	92.0%	$109,600	$84,453	110

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.

Supplemental Information	34	First Quarter 2025

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership					% of Total	March 31, 2025		December 31, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square	95.0	Herald Square	Leasehold Interest	94,531		7.5	40.6	40.6	40.6	40.6	$9,870	$9,377	3
11 West 34th Street	30.00	Herald Square/Penn Station	Fee Interest	17,150		1.4	100.0	100.0	100.0	100.0	3,576	1,073	1
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.4	100.0	100.0	100.0	100.0	4,098	2,090	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		5.5	100.0	100.0	100.0	100.0	42,579	21,289	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718		4.6	12.6	12.6	12.6	12.6	2,000	1,000	1
Worldwide Plaza	25.0	Westside	Fee Interest	10,592	(4)	0.8	84.9	84.9	84.9	84.9	1,246	311	7

Subtotal / Weighted Average				254,423		20.2%	57.5%	57.5%	57.5%	57.5%	$63,369	$35,140	14

Total / Weighted Average Alternative Strategy Portfolio				254,423		20.2%	57.5%	57.5%	57.5%	57.5%	$63,369	$35,140	14

Retail Grand Total / Weighted Average				1,261,477		100.0%	83.9%	83.9%	85.2%	85.2%	$195,321	$140,009	127

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	First Quarter 2025

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT (1) Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (2)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (3)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (4)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,121	$107,949	$61,423	4.5%	$67.34
	555 West 57th Street	100.0	Apr 2029	186,266	10,872	10,872	0.8	58.37
	1515 Broadway	56.9	Mar 2028	9,106	2,219	1,263	0.1	243.73
	Worldwide Plaza	25.0	Jan 2027	32,598	2,501	624	—	76.72
				1,831,091	$123,541	$74,182	5.4%	$67.47		BBB-

UBS Americas, Inc.	11 Madison Avenue	60.0	May 2037	1,184,489	$78,472	$47,083	3.4%	$66.25		A+
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2040	926,156	$63,786	$32,531	2.4%	$68.87
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$52,285	$31,371	2.3%	$90.33		A
Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,541	$25,321	1.8%	$97.04		A

TD Bank US Holding Company	One Vanderbilt Avenue	60.0	Jul 2041	193,159	$26,160	$15,696	1.2%	$135.44	(5)
	One Vanderbilt Avenue	60.0	Aug 2041	6,843	3,234	1,940	0.1	472.58
	125 Park Avenue	100.0	Oct 2025	6,234	2,131	2,131	0.2	341.82
	125 Park Avenue	100.0	Oct 2030	26,536	1,849	1,849	0.1	69.66
	125 Park Avenue	100.0	Mar 2034	25,171	1,621	1,621	0.1	64.40
				257,943	$34,995	$23,237	1.7%	$135.67		A+

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$22,768	$22,768	1.6%	$44.64		Aa2

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$21,595	$21,595	1.6%	$62.62
	420 Lexington Avenue	100.0	Jan 2027	7,537	448	$448	—	$59.48
				352,410	$22,043	$22,043	1.6%	$62.55	(5)	A1

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$42,579	$21,289	1.5%	$615.18		AA-
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$21,136	$21,136	1.5%	$96.83
Carlyle Investment Management LLC	One Vanderbilt Avenue	60.0	Sep 2036	194,702	$34,682	$20,809	1.5%	$178.13	(5)	A-

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,910	$13,910	1.0%	$79.91
	11 Madison Avenue	60.0	Sep 2030	104,618	10,742	6,445	0.5	102.68
				278,687	$24,652	$20,355	1.5%	$88.46

McDermott Will & Emery LLP	One Vanderbilt Avenue	60.0	Dec 2042	169,586	$31,475	$18,885	1.4%	$185.60
	420 Lexington Avenue	100.0	Oct 2026	10,043	623	623	—	62.04
				179,629	$32,098	$19,508	1.4%	$178.69

Franklin Templeton Companies LLC	One Madison Avenue	25.5	May 2040	354,976	$48,438	$12,351	0.9%	$136.45
	280 Park Avenue	50.0	Nov 2031	128,993	13,621	6,811	0.5	105.60
				483,969	$62,059	$19,162	1.4%	$128.23		A

Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,046	$18,046	1.3%	$796.82

Ares Management LLC	245 Park Avenue	50.1	May 2026	36,316	$3,749	$1,878	0.1%	$103.24
	245 Park Avenue	50.1	Jun 2043	251,175	29,923	14,992	1.1	119.13
				287,491	$33,671	$16,870	1.2%	$117.13		A-

									(5)
The Toronto Dominion Bank	One Vanderbilt Avenue	60.0	Apr 2042	142,892	$21,372	$12,823	0.9%	$149.57	(5)
	125 Park Avenue	100.0	Apr 2042	52,450	3,610	3,610	0.3	68.82
				195,342	$24,982	$16,433	1.2%	$127.89		A+

Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$16,191	$16,191	1.2%	$96.86		BBB
PJT Partners Holdings LP	280 Park Avenue	50.0	Jun 2041	269,821	$31,901	$15,951	1.2%	$118.23
Stone Ridge Holdings Group LP	One Vanderbilt Avenue	60.0	Dec 2037	97,652	$23,062	$13,837	1.0%	$236.17	(5)

Total				8,626,317	$813,493	$498,125	36.1%	$94.30

(1) Based on commenced leases.
(2) Expiration of current lease term and does not reflect extension options.
(3) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Alternative Strategy Portfolio properties.
(4) Corporate or bond rating from S&P, Fitch or Moody's.
(5) Tenant pays rent on a net basis. Rent PSF reflects gross rent equivalent.

Supplemental Information	36	First Quarter 2025

MANHATTAN TENANT DIVERSIFICATION Unaudited

(1) Excluding residential tenants.

Supplemental Information	37	First Quarter 2025

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 12/31/24			2,628,302

Add: Acquired Vacancies	500 Park Avenue		11,118

Space which became available during the Quarter (3):
Office
	10 East 53rd Street	1	8,129	8,925	$109.15
	11 Madison Avenue	1	332	273	66.02
	220 East 42nd Street	1	6,242	6,447	61.93
	280 Park Avenue	3	63,117	67,060	113.70
	420 Lexington Avenue	4	16,240	23,496	63.63
	450 Park Avenue	1	10,790	10,790	156.07
	485 Lexington Avenue	1	54,013	54,199	51.40
	555 West 57th Street	1	102,500	112,941	55.94
	711 Third Avenue	1	45,575	49,731	66.75
	810 Seventh Avenue	1	5,759	6,509	70.95
	1350 Avenue of the Americas	3	27,480	29,097	88.88
	Total/Weighted Average	18	340,177	369,468	$74.88

Retail
	125 Park Avenue	1	6,955	17,017	$75.70
	885 Third Avenue	1	7,963	7,963	59.94
	1350 Avenue of the Americas	1	2,270	2,270	218.48
	Total/Weighted Average	3	17,188	27,250	$82.99

Storage
	280 Park Avenue	2	300	300	$60.00
	420 Lexington Avenue	1	751	743	15.00
	555 West 57th Street	1	602	525	22.00
	Total/Weighted Average	4	1,653	1,568	$25.95

	Total Space which became available during the Quarter
	Office	18	340,177	369,468	$74.88
	Retail	3	17,188	27,250	$82.99
	Storage	4	1,653	1,568	$25.95
		25	359,018	398,286	$75.24

	Total Available Space		2,998,438

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	First Quarter 2025

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,998,438

Office
	10 East 53rd Street	1	5.3	1,870	2,055	$102.00	$93.83	$14.97	4.0
	100 Park Avenue	1	11.3	38,699	43,396	65.00	86.83	145.32	16.0
	110 Greene Street	2	5.7	6,580	6,441	87.28	82.08	35.20	2.7
	220 East 42nd Street	3	16.0	33,735	37,856	54.19	—	138.44	15.3
	245 Park Avenue	1	11.3	35,100	36,199	115.00	—	163.95	16.0
	280 Park Avenue	1	16.0	45,917	49,625	120.00	125.51	140.00	8.0
	420 Lexington Avenue	9	4.4	20,479	25,817	62.54	56.95	99.09	3.2
	450 Park Avenue	1	5.5	10,790	10,820	158.71	158.71	67.20	6.0
	485 Lexington Avenue	3	9.3	32,490	33,380	56.52	—	151.04	4.1
	810 Seventh Avenue	2	3.0	15,382	17,200	61.52	—	69.25	3.0
	919 Third Avenue	2	7.9	210,397	227,125	72.82	—	129.21	12.4
	1350 Avenue of the Americas	2	3.0	25,070	25,736	87.56	90.38	38.39	—
	Total/Weighted Average	28	9.2	476,509	515,650	$79.18	$107.23	$125.16	10.5

Retail
	220 East 42nd Street	1	20.8	5,300	4,722	$70.00	$—	$52.94	10.0
	485 Lexington Avenue	1	15.7	1,571	1,612	$170.00	$324.45	$100.00	7.0
	1350 Avenue of the Americas	1	15.6	1,470	2,200	143.75	225.43	54.69	7.0
	Total/Weighted Average	3	18.5	8,341	8,534	$107.90	$267.30	$62.28	8.7

Storage
	220 East 42nd Street	1	11.3	592	591	$27.50	$—	$—	16.0
	280 Park Avenue	1	3.0	158	158	75.94	75.95	—	—
	919 Third Avenue	2	4.9	1,710	2,946	39.10	—	27.43	6.4
	1350 Avenue of the Americas	1	15.6	800	1,000	143.75	—	54.69	7.0
	Total/Weighted Average	5	7.9	3,260	4,695	$61.17	$75.95	$28.86	7.5

Leased Space
	Office (4)	28	9.2	476,509	515,650	$79.18	$107.23	$125.16	10.5
	Retail	3	18.5	8,341	8,534	$107.90	$267.30	$62.28	8.7
	Storage	5	7.9	3,260	4,695	$61.17	$75.95	$28.86	7.5
	Total	36	9.3	488,110	528,879	$79.49	$111.84	$123.29	10.5

Total Available Space as of 3/31/25				2,510,328
Early Renewals
Office
	10 East 53rd Street	1	2.0	3,618	4,019	$100.00	$80.61	$12.61	—
	100 Park Avenue	1	3.1	20,632	18,655	73.00	67.00	—	1.0
	110 Greene Street	2	1.0	8,050	8,042	90.10	84.61	—	—
	125 Park Avenue	1	10.8	106,097	113,041	70.00	71.83	75.00	8.0
	461 Fifth Avenue	1	3.8	6,639	7,134	85.65	85.65	52.24	4.0
	1350 Avenue of the Americas	2	3.3	4,906	5,000	76.03	76.03	0.61	3.8
	Total/Weighted Average	8	8.6	149,942	155,891	$73.08	$72.90	$57.12	6.2

Storage
	125 Park Avenue	1	10.8	885	939	$32.50	$20.96	$—	4.0
	Total/Weighted Average	1	10.8	885	939	$32.50	$20.96	$—	4.0

Renewals
	Early Renewals Office	8	8.6	149,942	155,891	$73.08	$72.90	$57.12	6.2
	Early Renewals Storage	1	10.8	885	939	$32.50	$20.96	$—	4
	Total	9	8.6	150,827	156,830	$72.84	$72.59	$56.78	6.2

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $99.16/rsf for 127,345 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $84.80/rsf for 283,236 rentable SF.

Supplemental Information	39	First Quarter 2025

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
Wholly-Owned and Consolidated JV Properties
1st Quarter 2025 (3)	12	77,724	77,724	0.9%	$4,995,014	$4,995,014	$64.27
2nd Quarter 2025	14	100,708	100,708	1.2%	8,689,297	8,689,297	86.28
3rd Quarter 2025	19	68,183	68,183	0.8%	5,112,790	5,112,790	74.99
4th Quarter 2025	32	363,592	362,582	4.3%	33,894,641	33,807,023	93.22

Total 2025	77	610,207	609,197	7.2%	$52,691,742	$52,604,124	$86.35

2026	79	833,363	799,477	9.8%	$58,814,403	$56,048,083	$70.57
2027	84	804,943	764,295	9.4%	66,186,470	62,630,324	82.23
2028	71	701,041	694,158	8.2%	53,080,931	52,462,555	75.72
2029	59	744,135	744,135	8.7%	52,380,643	52,380,643	70.39
2030	53	904,129	871,454	10.6%	64,557,016	61,861,351	71.40
2031	26	325,236	282,841	3.8%	25,168,051	21,911,817	77.38
2032	23	758,154	758,154	8.9%	47,371,737	47,371,737	62.48
2033	20	374,298	350,773	4.4%	29,499,368	27,990,826	78.81
2034	31	1,300,291	1,300,290	15.2%	75,478,741	75,478,741	58.05
Thereafter	51	1,175,923	1,071,879	13.8%	84,105,999	76,967,513	71.52
Grand Total	574	8,531,720	8,246,653	100.0%	$609,335,101	$587,707,714	$71.42

Unconsolidated JV Properties
1st Quarter 2025 (3)	4	9,584	5,623	0.1%	$624,956	$371,779	$65.21
2nd Quarter 2025	3	196,196	117,741	1.7%	20,456,378	12,275,460	104.27
3rd Quarter 2025	1	4,576	2,768	—%	302,623	183,087	66.13
4th Quarter 2025	7	78,808	34,720	0.7%	7,003,165	2,893,492	88.86

Total 2025	15	289,164	160,852	2.5%	$28,387,122	$15,723,818	$98.17

2026	21	350,768	175,291	3.0%	$47,337,166	$23,863,049	$134.95
2027	18	233,904	107,452	2.0%	32,857,064	15,621,887	140.47
2028	22	247,242	133,328	2.1%	30,031,366	16,293,215	121.47
2029	18	147,621	75,743	1.3%	15,452,306	7,558,552	104.68
2030	15	329,785	189,051	2.8%	37,274,023	21,038,071	113.03
2031	17	2,755,868	1,543,708	23.8%	211,062,548	117,593,404	76.59
2032	14	992,725	507,649	8.6%	89,929,989	45,945,506	90.59
2033	11	250,685	137,674	2.2%	28,164,035	15,847,595	112.35
2034	8	325,606	161,426	2.8%	28,201,295	13,979,711	86.61
Thereafter	60	5,664,462	3,110,377	48.9%	576,342,389	320,576,689	101.75
Grand Total	219	11,587,830	6,302,551	100.0%	$1,125,039,303	$614,041,497	$97.09

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to March 31, 2025.

Supplemental Information	40	First Quarter 2025

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	—	—	—	—%	—	—	—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	1	7,944	7,150	26.0%	1,504,752	1,354,277	189.42
2034	—	—	—	—%	—	—	—
Thereafter	1	22,648	22,648	74.0%	18,046,460	18,046,460	796.82
	2	30,592	29,798	100.0%	$19,551,212	$19,400,737	$639.10
Vacancy (4)		—
Grand Total		30,592

Other Retail
2025 (3)	3	10,479	10,479	2.1%	$2,580,592	$2,580,592	$246.26
2026	4	10,104	10,104	2.0%	1,136,740	1,136,740	112.50
2027	7	40,336	34,579	8.0%	5,658,716	5,220,983	140.29
2028	7	29,800	22,917	5.9%	4,259,842	3,641,466	142.95
2029	4	27,702	27,702	5.5%	2,586,118	2,586,118	93.35
2030	5	44,135	44,135	8.8%	6,506,070	6,506,070	147.41
2031	4	16,050	11,697	3.2%	1,821,374	1,490,069	113.48
2032	8	75,617	75,617	15.1%	6,276,130	6,276,130	83.00
2033	6	61,578	61,578	12.3%	7,950,461	7,950,461	129.11
2034	9	30,912	30,912	6.2%	1,678,154	1,678,154	54.29
Thereafter	20	154,461	152,176	30.9%	16,310,178	16,051,905	105.59
	77	501,174	481,896	100.0%	$56,764,375	$55,118,688	$113.26
Vacancy (4)		67,233
Grand Total		568,407

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to March 31, 2025.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	41	First Quarter 2025

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	—	—	—	—%	—	—	—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	—	—	—	—%	—	—	—
2034	1	13,092	4,748	100.0%	2,799,996	1,015,559	213.87
Thereafter	—	—	—	—%	—	—	—
	1	13,092	4,748	100.0%	$2,799,996	$1,015,559	$213.87
Vacancy (4)		—
Grand Total		13,092

Other Retail
2025 (3)	1	1,190	596	0.3%	$52,451	$26,278	$44.08
2026	2	9,820	5,688	2.7%	9,100,228	5,193,299	926.70
2027	1	7,711	4,388	2.1%	10,638,409	6,053,255	1,379.64
2028	1	9,106	5,181	2.5%	2,219,369	1,262,821	243.73
2029	3	52,886	27,070	14.4%	5,317,679	2,465,724	100.55
2030	2	11,970	6,811	3.3%	7,110,424	4,045,831	594.02
2031	3	14,058	7,433	3.8%	2,391,784	1,292,199	170.14
2032	2	18,864	9,499	5.1%	1,306,479	659,325	69.26
2033	2	4,721	2,417	1.3%	575,536	294,199	121.91
2034	2	8,414	4,867	2.3%	670,576	393,038	79.70
Thereafter	14	229,462	129,644	62.2%	13,453,100	7,648,464	58.63
	33	368,202	203,594	100.0%	$52,836,035	$29,334,433	$143.50
Vacancy (4)		32,897
Grand Total		401,099

Alternative Strategy Portfolio
2025 (3)	1	1,277	319	0.9%	$119,574	$29,834	$93.64
2026	3	17,869	6,381	12.6%	7,745,855	3,180,660	433.48
2027	1	1,685	420	1.2%	457,209	114,074	271.34
2028	1	1,819	454	1.3%	214,642	53,553	118.00
2029	2	1,425	937	1.0%	614,137	509,293	430.97
2030	—	—	—	—%	—	—	—
2031	2	23,536	21,077	16.5%	7,546,695	7,034,402	320.64
2032	—	—	—	—%	—	—	—
2033	2	85,557	50,133	60.4%	44,586,823	23,196,959	521.14
2034	1	7,940	3,970	5.6%	2,000,004	1,000,002	251.89
Thereafter	1	647	161	0.5%	84,372	21,051	130.40
	14	141,755	83,852	100.0%	$63,369,311	$35,139,828	$447.03
Vacancy (4)		95,592
Grand Total		237,347

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to March 31, 2025.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	First Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2025
2001 - 2024 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	92.0
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	98.2
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	6.6
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	76.7
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	N/A
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	76.7
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	84.6
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	84.6
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	86.9
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	94.6
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	87.5
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	95.8
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	92.2
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.1
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	63.3
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	60.3
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	92.2
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	70.9
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	89.3
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	87.3
Dec-24	10 East 53rd Street	Plaza District	45.0	Fee Interest	354,300	236,000	97.6	95.8
					42,433,216	$26,494,062
2025 Acquisitions
Jan-25	500 Park Avenue	Park Avenue	100.0	Fee Interest	201,411	$130,000	94.5	94.5
					201,411	$130,000

Supplemental Information	43	First Quarter 2025

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2025 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
Nov-24	One Vanderbilt Avenue	Grand Central	11.0	Fee Interest	1,657,198	4,700,000	2,836
					31,352,356	$26,013,825	$830

Supplemental Information	44	First Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2025
2005 - 2025 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	12.6
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	N/A
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	100.0
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,096,714	22.5	N/A
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0	Leasehold Interest	369,000	120,000	43.9	60.3
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	0.0	N/A
						15,815,924	$9,475,514

Supplemental Information	45	First Quarter 2025

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2023 - 2025 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,574	3,105
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9	Fee Interest	119,550	963,000	8,055
May-24	625 Madison Avenue	Redevelopment	Plaza District	90.4	Fee Interest	563,000	634,600	1,127
Jun-24	719 Seventh Avenue	Retail	Times Square	100.0	Fee Interest	10,040	30,500	3,038
Oct-24	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,165,587	1,033
						13,959,221	$12,714,984	$911

Supplemental Information	46	First Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2025
2007 - 2025 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	72.9
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plaza	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2025 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	10,000.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,580		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
Jul-24	Palisades Premier Conference Center	Orangetown, New York	100.0	Fee Interest	450,000	26,250		58
					7,883,341	$1,812,383		$230

Supplemental Information	47	First Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Supplemental Information	48	First Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds From Operations (FFO) Reconciliation

	Three Months Ended
	March 31,
	2025	2024

Net (loss) income attributable to SL Green common stockholders	$(21,075)	$13,141
Add:
Depreciation and amortization	64,498	48,584
Joint venture depreciation and noncontrolling interest adjustments	53,361	74,258
Net loss attributable to noncontrolling interests	(6,362)	(393)
Less:
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	26,764
Purchase price and other fair value adjustments	(6,544)	(55,652)
(Loss) gain on sale of real estate, net	(482)	—
Depreciable real estate reserves	(8,546)	(52,118)
Depreciable real estate reserves in unconsolidated joint venture	(1,780)	—
Depreciation on non-rental real estate assets	1,263	1,153
FFO attributable to SL Green common stockholders and unit holders	$106,511	$215,443

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024

Net (Loss) income	$(21,545)	$19,138	$(9,264)	$1,959	$18,389
Depreciable real estate reserves	8,546	38,232	—	13,721	52,118
Depreciable real estate reserves in unconsolidated joint venture	1,780	263,190	—	—	—
Loss (gain) on sale of real estate, net	482	1,705	(7,471)	2,741	—
Purchase price and other fair value adjustments	9,611	(125,287)	(12,906)	(1,265)	50,492
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	—	(189,138)	(371)	8,129	(26,764)
Depreciation and amortization	64,498	53,436	53,176	52,247	48,584
Income taxes	653	2,324	1,406	1,230	606
SUMMIT Operator tax expense	(45)	1,949	(1,779)	1,855	(1,295)
Amortization of deferred financing costs	1,687	1,734	1,669	1,677	1,539
Interest expense, net of interest income	45,681	38,153	42,091	35,803	31,173
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	117,164	140,733	143,797	147,288	151,036
EBITDAre	$228,512	$246,169	$210,348	$265,385	$325,878

Supplemental Information	49	First Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended
Operating income and Same-store NOI Reconciliation	March 31,
	2025	2024

Net (loss) income	$(21,545)	$18,389

Depreciable real estate reserves	8,546	52,118
Depreciable real estate reserves in unconsolidated joint venture	1,780	—
Loss on sale of real estate, net	482	—
Purchase price and other fair value adjustments	9,611	50,492
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	—	(26,764)
Depreciation and amortization	64,498	48,584
SUMMIT Operator tax expense	(45)	(1,295)
Amortization of deferred financing costs	1,687	1,539
Interest expense, net of interest income	45,681	31,173
Interest expense on senior obligations of consolidated securitization vehicles	13,972	—
Operating Income	124,667	174,236

Equity in net income from unconsolidated joint ventures	(2,950)	(111,160)
Marketing, general and administrative expense	21,724	21,313
Transaction related costs	295	16
Loan loss and other investment reserves, net of recoveries	(25,039)	—
SUMMIT Operator expenses	21,764	21,858
Loss on early extinguishment of debt	—	—
Investment income	(16,114)	(7,403)
Interest income from real estate loans held by consolidated securitization vehicles	(15,981)	—
SUMMIT Operator revenue	(22,534)	(25,604)
Non-building revenue	(10,486)	(5,049)
Net operating income (NOI)	75,346	68,207

Equity in net income from unconsolidated joint ventures	2,950	111,160
SLG share of unconsolidated JV depreciation and amortization	63,075	69,446
SLG share of unconsolidated JV amortization of deferred financing costs	3,191	3,095
SLG share of unconsolidated JV interest expense, net of interest income	62,965	72,803
SLG share of unconsolidated JV gain on early extinguishment of debt	—	(141,664)
SLG share of unconsolidated JV investment income	(4,918)	—
SLG share of unconsolidated JV non-building revenue	(1,291)	(501)
NOI including SLG share of unconsolidated JVs	201,318	182,546

NOI from other properties/affiliates	(37,817)	(20,845)
Same-Store NOI	163,501	161,701

Straight-line and free rent	641	(3,181)
Amortization of acquired above and below-market leases, net	728	49
Operating lease straight-line adjustment	204	204
SLG share of unconsolidated JV straight-line and free rent	(5,131)	(2,832)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(6,394)	(6,285)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	—
Same-store cash NOI	$153,549	$149,656

Lease termination income	(4,355)	(1,278)
SLG share of unconsolidated JV lease termination income	(23)	(2,717)
Same-store cash NOI excluding lease termination income	$149,171	$145,661

Supplemental Information	50	First Quarter 2025

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Jeff Spector	(646) 855-1363	jeff.spector@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Seth Bergey	(212) 816-2066	seth.bergey@citi.com
Deutsche Bank	Omotayo Okusanya	(212) 250-9284	omotayo.okusanya@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Peter Abramowitz	(212) 336-7241	pabramowitz@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	51	First Quarter 2025

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman, Chief Executive Officer and	Executive Vice President, General
Interim President	Counsel - Real Property

Matthew J. DiLiberto	Maggie Hui
Chief Financial Officer	Chief Accounting Officer

Andrew S. Levine	Harrison Sitomer
Chief Legal Officer - General Counsel, EVP	Chief Investment Officer

Steven M. Durels	Robert Schiffer
Executive Vice President, Director of	Executive Vice President, Development
Leasing and Real Property
Brett Herschenfeld
Edward V. Piccinich	Executive Vice President, Retail and Opportunistic
Chief Operating Officer	Investment

Supplemental Information	52	First Quarter 2025